UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2005

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Belvedere Building, 69 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2005, Platinum Underwriters Reinsurance, Inc. ("Platinum US"), a wholly-owned subsidiary of Platinum Underwriters Holdings, Ltd. ("Platinum Holdings"), amended its letter agreement with SHN Enterprises, Inc. ("SHN") dated March 1, 2002, a copy of which amendment is furnished herewith as Exhibit 10.1. As more fully described in the amendment, the amendment provides SHN with a monthly allowance for office, secretarial and administrative services in connection with its consulting services to Platinum US. Steven H. Newman is the President of SHN and the Chairman of the Board of Directors of Platinum Holdings.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Amendment dated April 27, 2005 to the Letter Agreement between Platinum US and SHN dated March 1, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

April 27, 2005	By:	Michael E. Lombardozzi

Name: Michael E. Lombardozzi
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment dated April 27, 2005 to the Letter Agreement between Platinum US and SHN dated March 1, 2002.